SAFECO U.S. VALUE FUND - No Load Class

    Calculation of Performance Quotations


The total return for the Fund for the 2-month (since initial effective date of Registration Statement) period ending April 30, 1997 are calculated as follows:


Since Inception (2 Months)
--------------------------

Total return =     $10,000.00 (1 - .1053) = $11,053


Total return =          (  1,105.30 - 1,000  ) = 10.53%
                         --------------------
                                 1,000


Where:   $  1,105.30    ending redeemable value of a hypothetical $1,000
                        investment at the end of a specified period of time

         $  1,000.00    a hypothetical investment of $1,000

         $ 10,000.00    a hypothetical investment of $10,000

               .1053    the total return since inception

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SAFECO U.S. VALUE FUND - Advisor Class A

    Calculation of Performance Quotations


The total return for the Fund for the 2-month (since initial effective date of Registration Statement) period ending April 30, 1997 are calculated as follows:


Since Inception (2 Months)
--------------------------

Total return =     $10,000.00 (1 - .0558) = $10,558


Total return =          (  1,055.80 - 1,000  ) = 5.58%
                         --------------------
                                1,000


Where:   $  1,055.80    ending redeemable value of a hypothetical $1,000
                        investment at the end of a specified period of time

         $  1,000.00    a hypothetical investment of $1,000

         $ 10,000.00    a hypothetical investment of $10,000

               .0558    the total return since inception

SAFECO U.S. VALUE FUND - Advisor Class B

    Calculation of Performance Quotations


The total return for the Fund for the 2-month (since initial effective date of Registration Statement) period ending April 30, 1997 are calculated as follows:


Since Inception (2 Months)
--------------------------

Total return =     $10,000.00 (1 - .0541) = $10,541


Total return =          (  1,054.10 - 1,000  ) = 5.41%
                         --------------------
                                1,000


Where:   $  1,054.10    ending redeemable value of a hypothetical $1,000
                        investment at the end of a specified period of time

         $  1,000.00    a hypothetical investment of $1,000

         $ 10,000.00    a hypothetical investment of $10,000

               .0541    the total return since inception